Exhibit 4(a)

                                                         EXECUTION COPY

                                AMENDMENT NO. 1
                                      TO
                    REVOLVING CREDIT AND GUARANTY AGREEMENT
                                      and
                              SECURITY AGREEMENT
                                      and
                                AMENDMENT NO. 2
                                      TO
                               PLEDGE AGREEMENT

         This AMENDMENT NO. 1 TO REVOLVING CREDIT AND GUARANTY AGREEMENT AND SECURITY AGREEMENT and AMENDMENT NO. 2 TO PLEDGE AGREEMENT (the "Amendment") dated as of April 23, 2002 is among Bethlehem Steel Corporation, a debtor and a debtor-in-possession and a Delaware corporation (the "Parent"), and each of its direct and indirect subsidiaries identified on the signature pages hereto as borrowers (together with the Parent, the "Borrowers"), each of which is a debtor and a debtor-in-possession, each of the direct and indirect
Subsidiaries of the Parent identified on the signature pages hereto as guarantors (the "Guarantors"), and General Electric Capital Corporation ("GECC"), in its capacity as a "Lender" and as "Administrative Agent" (each as defined in the "Credit Agreement" referred to below). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Guaranty Agreement dated as of October 15, 2001 (the "Credit Agreement");

         WHEREAS, the Borrowers, the Guarantors and the Administrative Agent are parties to that certain Security Agreement dated as of October 26, 2001 (as supplemented by Supplement No. 1 thereto dated as of January 2, 2002, the "Security Agreement");

         WHEREAS, the Borrowers, the Guarantors and the Administrative Agent are parties to that certain Pledge Agreement dated as of October 26, 2001 (as supplemented and amended by Supplement and Amendment No. 1 thereto dated as of January 2, 2002, the "Pledge Agreement"); and

         WHEREAS, the Borrowers, the Guarantors, GECC and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement, the Security Agreement and the Pledge Agreement to effect various conforming and non-material technical corrections on the terms and conditions set forth herein and to conform such Agreements to the terms of the order of the Bankruptcy Court substantially in the form of Exhibit A-2 to the Credit Agreement (the "Final Order").

         NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, GECC and the Administrative Agent agree as follows:

         1.  Amendments.  Effective as of the date first above written and
             ----------
subject to the satisfaction of the conditions precedent set forth in Section 2
                                                                     ---------
below:

         1.1. The Credit Agreement shall be and hereby is restated in its entirety in the form of the conformed Credit Agreement attached hereto as Exhibit A.
---------

         1.2. The Security Agreement shall be and hereby is restated in its entirety in the form of the conformed Security Agreement attached hereto as Exhibit B.
---------

         1.3. The Pledge Agreement shall be and hereby is restated in its entirety in the form of the conformed Pledge Agreement attached hereto as Exhibit C.
---------

         2.  Conditions Precedent.  This Amendment shall become effective as of
             --------------------
the date first above written, if, and only if, the Administrative Agent has received duly executed originals of:

         2.1. this Amendment from the Borrowers, the Guarantors and the Required Lenders;

         2.2. a Joinder Agreement in form and substance reasonably satisfactory to the Administrative Agent from each of Brandywine Valley Railroad Company LLC, BethIntermodal LLC, BETHTRAN LLC, Conemaugh & Black Lick Railroad Company LLC, Keystone Railroad LLC, Patapsco & Back Rivers Railroad Company LLC, Steelton & Highspire Railroad Company LLC and Upper Merion and Plymouth Railroad Company LLC (each, a "Railroad LLC"), pursuant to which each such Railroad LLC shall become a Guarantor under the Credit Agreement as of January 2, 2002; and

         2.3.  the certificates of insurance and endorsements described in
Section 5(o)(i) of the Security Agreement, in form and substance reasonably acceptable to the Administrative Agent.

         3.  Representations and Warranties of the Borrowers and the
             -------------------------------------------------------
Guarantors.  The Borrowers and the Guarantors hereby represent and warrant as
----------
follows:

         (a) The Borrowers and the Guarantors have the requisite corporate or other organizational power and authority to execute and deliver this Amendment and the officers of the Borrowers and the Guarantors executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers and the Guarantors with respect to the provisions hereof.

         (b) This Amendment and the Credit Agreement, the Security Agreement and the Pledge Agreement, each as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Guarantors and are enforceable against the Borrowers and the Guarantors in accordance with their respective terms and the Final Order (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles).

         (c) Upon the effectiveness of this Amendment, the Borrowers and the Guarantors hereby reaffirm all representations and warranties made in the Credit Agreement, the Security Agreement and the Pledge Agreement, respectively, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

         (d) No Event of Default or any event or circumstance which with the passage of time or giving of notice or both would constitute an Event of Default has occurred and is continuing under the Credit Agreement, the Security Agreement or the Pledge Agreement that has not been waived by the Lenders.

         4.  Reference to and Effect on the Credit Agreement and Security
             ------------------------------------------------------------
Agreement.
---------

         (a) Upon the effectiveness of this Amendment, on and after the date hereof, (i) each reference in the Credit Agreement to "this Credit Agreement," "this "Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, (ii) each reference in the Security Agreement to "this Security Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Security Agreement, as amended hereby, and (iii) each reference in the Pledge Agreement to "this Pledge Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Pledge Agreement, as amended hereby.

         (b) Except as specifically amended or waived above, the Credit Agreement, the Security Agreement and the Pledge Agreement, each as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. In furtherance of the foregoing, each of the undersigned Guarantors reaffirms the terms and conditions of the Guaranty set forth in Section 9 of the Credit Agreement and acknowledges and agrees that such Guaranty remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

         (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Security Agreement, the Pledge Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5.  Governing Law.  THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED
             -------------
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         6.  Headings.  Section headings in this Amendment are included herein
             --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7.  Counterparts.  This Amendment may be executed by one or more of
             ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

BORROWERS:
                                BETHLEHEM STEEL CORPORATION

                                By: /s/ L. M. Anthony
                                    -----------------------------
                                Name:   L. M. Anthony
                                Title:  Senior Vice President & CFO

                                BETHLEHEM COLD ROLLED CORPORATION
                                MISSISSIPPI COATINGS LINE CORPORATION
                                MISSISSIPPI COATINGS LTD. CORPORATION
                                BETHLEHEM DEVELOPMENT CORPORATION
                                BETHLEHEM RAIL CORPORATION
                                ENCOAT-NORTH ARLINGTON, INC.
                                KENACRE LAND CORPORATION
                                PRIMEACRE LAND CORPORATION
                                BETHLEHEM STEEL EXPORT COMPANY OF
                                    CANADA, LIMITED
                                BETHLEHEM STEEL EXPORT CORPORATION
                                BETHLEHEM STEEL DE MEXICO, S.A. DE C.V.
                                BETHENERGY MINES INC.
                                EAGLE NEST INC.
                                HPM CORPORATION
                                ENERGY COATINGS COMPANY
                                GREENWOOD MINING CORPORATION
                                MARMORATON MINING COMPANY, LTD.
                                BETHPLAN CORPORATION
                                LI SERVICE COMPANY

                                In each case:


                                By: /s/ L. M. Anthony
                                    -----------------------------
                                Name:  L. M. Anthony
                                Title: Authorized Officer


                     Signature Page to Amendment No. 1 to
        Revolving Credit and Guaranty Agreement and Security Agreement
                    and Amendment No. 2 to Pledge Agreement

                                CHICAGO COLD ROLLING, L.L.C.

                                BY:  Bethlehem Cold Rolled Corporation, as
                                     Sole Member


                                By: /s/ L. M. Anthony
                                    -----------------------------
                                Name:   L. M. Anthony
                                Title:  Authorized Officer


                                ALLIANCE COATINGS COMPANY, LLC
                                OHIO STEEL SERVICE COMPANY, LLC

                                In each case:

                                BY:  Bethlehem Steel Corporation, as
                                     Sole Member


                                By: /s/ L. M. Anthony
                                    -----------------------------
                                Name:   L. M. Anthony
                                Title:  Senior Vice President & CFO






                     Signature Page to Amendment No. 1 to
        Revolving Credit and Guaranty Agreement and Security Agreement
                    and Amendment No. 2 to Pledge Agreement

GUARANTORS:
                                CAMBRIA AND INDIANA RAILROAD COMPANY
                                CARRIER EXPRESS, INC.
                                BETHLEHEM HIBBING CORPORATION
                                HIBBING LAND CORPORATION
                                IPV INC.
                                BETHLEHEM BLANK WELDING, INC.
                                BETHLEHEM STEEL INTERNATIONAL
                                    CORPORATION
                                INTEROCEAN SHIPPING COMPANY
                                BETHLEHEM ENERGY SERVICES, INC.
                                BETHLEHEM INDUSTRIES CORPORATION
                                PENNSYLVANIA STEEL TECHNOLOGIES, INC.
                                BETHLEHEM STEEL FOUNDATION


                                In each case:


                                By:  /s/ L. M. Anthony
                                     -----------------------------
                                Name:  L. M. Anthony
                                Title: Authorized Officer



                     Signature Page to Amendment No. 1 to
        Revolving Credit and Guaranty Agreement and Security Agreement
                    and Amendment No. 2 to Pledge Agreement

                                LAKE MICHIGAN & INDIANA RAILROAD
                                     COMPANY LLC
                                EGL STEEL COMPANY, LLC
                                CONEMAUGH & BLACK LICK RAILROAD
                                     COMPANY LLC
                                PATAPSCO & BACK RIVERS RAILROAD
                                     COMPANY LLC
                                BRANDYWINE VALLEY RAILROAD COMPANY
                                     LLC
                                UPPER MERION AND PLYMOUTH RAILROAD
                                     COMPANY LLC
                                KEYSTONE RAILROAD LLC
                                STEELTON & HIGHSPIRE RAILROAD COMPANY
                                     LLC

                                In each case:

                                BY:  Bethlehem Steel Corporation, as
                                     Sole Member


                                By: /s/ L. M. Anthony
                                    -----------------------------
                                Name:   L. M. Anthony
                                Title:  Senior Vice President & CFO


                                RAILQUEST, LLC
                                BETHTRAN LLC
                                BETHINTERMODAL LLC

                                In each case:

                                BY:  Keystone Railroad LLC, as Sole Member

                                     BY:  Bethlehem Steel Corporation, as
                                          Sole Member


                                By:  /s/ L. M. Anthony
                                     -----------------------------
                                Name:   L. M. Anthony
                                Title:  Senior Vice President & CFO




                     Signature Page to Amendment No. 1 to
        Revolving Credit and Guaranty Agreement and Security Agreement
                    and Amendment No. 2 to Pledge Agreement

LENDERS:
                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                Individually and as Administrative Agent
                                By:  /s/ William J. Mayer
                                     -----------------------------
                                Name:   William J. Mayer
                                Title:  Managing Director


                     Signature Page to Amendment No. 1 to
        Revolving Credit and Guaranty Agreement and Security Agreement
                    and Amendment No. 2 to Pledge Agreement

                                   EXHIBIT A
                                      TO
                              AMENDMENT NO. 1 TO
                   REVOLVING CREDIT AND GUARANTY AGREEMENT,
                              SECURITY AGREEMENT
                                      AND
                               PLEDGE AGREEMENT


                          Conformed Credit Agreement
                          --------------------------
                                  [Attached]

                                   EXHIBIT B
                                      TO
                              AMENDMENT NO. 1 TO
                   REVOLVING CREDIT AND GUARANTY AGREEMENT,
                              SECURITY AGREEMENT
                                      AND
                               PLEDGE AGREEMENT


                         Conformed Security Agreement
                         ----------------------------
                                  [Attached]

                                   EXHIBIT C
                                      TO
                              AMENDMENT NO. 1 TO
                   REVOLVING CREDIT AND GUARANTY AGREEMENT,
                              SECURITY AGREEMENT
                                      AND
                               PLEDGE AGREEMENT


                          Conformed Pledge Agreement
                          --------------------------

                                  [Attached]